                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 9, 1998
                                                 ------------------------------

                                 AMETEK, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             DELAWARE                      1-12981             14-1682544
--------------------------------------------------------------------------------
  (State or other jurisdiction of        (Commission       (I.R.S. Employer
   incorporation or organization)        File Number)      Identification No.)


          Station Square, Paoli, Pennsylvania                19301
-----------------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code   610-647-2121
                                                   ----------------

Item 2.    Acquisition or Disposition of Assets.
-------    -------------------------------------

           Pursuant to a Stock Purchase Agreement (the "Agreement"), dated as of December 26, 1997, by and between EG&G Holdings, Inc. (the "Seller") and AMETEK, Inc. ("Ametek"), Ametek acquired from Seller, on January 9, 1998 (the "Closing Date"), all of the outstanding shares of capital stock of Rotron Incorporated ("Rotron"). The purchase price paid by Ametek consisted of $103,440,000 in cash. The purchase price is subject to adjustment based on the net worth of Rotron as of the Closing Date.

           Ametek's source of funds for the purchase price was its existing $195 million credit facility with a bank group syndicate led by The Chase Manhattan Bank which acts as Agent for the group.

           Rotron is engaged in the manufacture and sale of motors, fans and blowers for aerospace, mass transit and medical applications. Rotron will continue to be engaged in these activities as part of Ametek's Electromechanical Group.

           The purchase price and all negotiations relating to the transaction were on an arm's length basis.

           The foregoing description of the acquisition is qualified in its entirety by reference to the complete text of the Agreement which is filed as an exhibit to this Report.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------



           The audited financial statements of Rotron are not available at the time this report on Form 8-K is being filed. Such audited financial statements and the required pro forma financial information for Ametek will be filed as an amendment hereto within sixty (60) days after the date by which this Report must be filed.


     (c) Exhibits - the following exhibits are filed herewith:


Exhibit No.    Description of Exhibit
-----------    ----------------------
   10          Stock Purchase Agreement By and Between EG&G Holdings, Inc. and
               Ametek, Inc., Dated December 26, 1997.

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

                                  AMETEK, INC.
                                  ------------


                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMETEK, INC.
                                        -----------------------------------
                                                     (Registrant)



                                       By   /s/ Robert R. Mandos, Jr.
                                         -------------------------------------
                                                Robert R. Mandos, Jr.
                                                Comptroller
                                                (Principal Accounting Officer)


Dated:  January 22, 1998

                                  AMETEK, INC.
                                  ------------



                                 EXHIBIT INDEX




     Exhibit Number    Description
     --------------    -----------
         10            Stock Purchase Agreement By and Between EG&G Holdings,
                       Inc. and Ametek, Inc. Dated December 26, 1997.

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